FIRST COLONY CORPORATION


                           SECOND QUARTER 1996


                           FINANCIAL SUPPLEMENT

                             TABLE OF CONTENTS


Quarterly Sales and Financial Summary                           3&4

Per Share Analysis                                              5

Segment Summary                                                 6

Operating Segment Data:
        Annual Life Insurance                                   7
        SPIA                                                    8
        Accumulation Products                                   9

Segment Analysis                                                10

Balance Sheet                                                   11

Income Statement                                                12

Shareholders Equity Statement                                   13

Cash Flow Statement                                             14

Investment Summary                                              15, 16, 17, &
18

Analyst Coverage                                                19

Common Stock Data                                               19

Ratings                                                         19


                                     Questions regarding this financial report should be referred to:

                                     April A. Keesee, CMA
                                     Assistant Vice President
                                     Director - Investor Relations

                                     Phone: (804) 948-5709
                                     Fax: (804) 948-5749

                               Interim results are unaudited

First Colony Corporation
Quarterly Sales and Financial Summary

(In millions of dollars)


1996



    % Change                     % Change


      From        6 Mos.            From
                                                            1st Qtr.    2nd
Qtr.      Q295       1996 YTD        6 Mos  95


 Life insurance sales volume:                               $12,135.3
$10,647.2           1%   $22,782.5               7%

 Premium sales:
     Annual Life insurance                                       35.8
32.3           0%       $68.1               3%
     SPIA                                                       143.8
155.8         -12%       299.6              -4%
     Accumulation products                                       12.0
39.2         -69%        51.2             -73%

 Selected Income Statement Data
     Premium Revenue - Life insurance                            92.1
96.9          14%       189.0              15%
                     - SPIA                                      85.4
78.8         -26%       164.2             -12%

     Total premium revenue                                      177.5
175.7          -8%       353.2               1%
     Net investment income                                      196.2
199.0           8%       395.2               9%
     Mortality, surrender and admin. charges                     27.7
29.2          14%        56.9              10%

     Total revenues excluding realized gains                    401.4
403.9           1%       805.3               5%

     Debt service costs                                           3.1
3.0           0%         6.1               2%
     Benefits, claims and expenses                              348.1
348.2          -2%       696.3               3%
     Guaranty Fund Provision                                      0.0
0.0           -          0.0

     Pretax operating income (a)                                 50.2
52.7          21%       102.9              24%
     Income tax on operations                                    17.8
18.6          22%        36.4              25%
     Tax effect on Guaranty Fund Provision                        0.0
0.0           -          0.0

     After-tax Operating income                                  32.4
34.1          21%        66.5              23%

     Realized gains on investments                               10.3
11.0         -47%        21.3             -34%
     Amortization effect related to realized gains               -0.3
0.8           -          0.5               -
     Income tax on realized gains                                 3.5
4.2         -44%         7.7             -33%

     Net realized gains                                           6.5
7.6         -44%        14.1             -32%

     Net income                                                  38.9
41.7           0%        80.6               8%
     Preferred dividends                                          0.9
0.9         -10%         1.8               6%
     Net income avail. to common                                 38.0
40.8           0%        78.8               8%


     Total income taxes incurred                                 21.3
22.8                     44.1
     Effective tax rate - Operations                             35.3%
35.3%                    35.3%

  Total revenues including realized gains                       411.7
414.9          -2%       826.6               4%

  (a) Excludes net realized investment gains (losses) and the effect of related amortization.

First Colony Corporation
Quarterly Sales and Financial Summary

(In millions of dollars)




      1995


                                                            1st Qtr.    2nd
Qtr.     3rd Qtr.    4th Qtr.           Year


 Life insurance sales volume:                               $10,716.8
$10,498.7    $9,884.7    $10,380.0       $41,480.2

 Premium sales:
     Annual Life insurance                                       33.7
32.4        31.4         31.3           128.8
     SPIA                                                       135.1
177.3       168.6        186.6           667.6
     Accumulation products                                       66.0
125.9        28.5         11.2           231.6

 Selected Income Statement Data
     Premium Revenue - Life insurance                            79.0
85.0        85.9         94.2           344.1
                     - SPIA                                      80.7
106.1       100.2        115.5           402.5

     Total premium revenue                                      159.7
191.1       186.1        209.7           746.6
     Net investment income                                      179.5
184.0       191.5        192.0           747.0
     Mortality, surrender and admin. charges                     25.9
25.6        26.9         27.5           105.9

     Total revenues excluding realized gains                    365.1
400.7       404.5        429.2         1,599.5

     Debt service costs                                           3.0
3.0         3.1          3.0            12.1
     Benefits, claims and expenses                              322.5
354.2       354.0        378.2         1,408.9
     Guaranty Fund Provision                                      0.0
0.0         0.0          4.0             4.0

     Pretax operating income (a)                                 39.6
43.5        47.4         48.0 (b)       178.5 (b)
     Income tax on operations                                    13.9
15.3        16.6         15.5            61.3
     Tax effect on Guaranty Fund Provision                        0.0
0.0         0.0          1.4             1.4

     After-tax Operating income                                  25.7
28.2        30.8         31.1 (b)       115.8 (b)

     Realized gains on investments                               11.5
20.9         4.6         21.9            58.9
     Amortization effect related to realized gains               -0.3
0.2         0.7         -0.3             0.3
     Income tax on realized gains                                 4.0
7.5         1.8          7.7            21.0

     Net realized gains                                           7.2
13.6         3.5         13.9            38.2

     Net income                                                  32.9
41.8        34.3         45.0           154.0
     Preferred dividends                                          0.7
1.0         0.7          1.0             3.4
     Net income avail. to common                                 32.2
40.8        33.6         44.0           150.6


     Total income taxes incurred                                 17.9
22.8        18.4         23.2            82.3
     Effective tax rate - Operations                             35.0%
35.3%       34.9%        35.2%           35.1%

  Total revenues including realized gains                       376.6
421.6       409.1        451.1         1,658.4


  (a) Excludes net realized investment gains (losses) and the effect of related amortization.
  (b) Excludes $4.0 pretax ($2.6 after-tax), or $0.05 pre share guaranty fund provision.

First Colony Corporation
Quarterly Sales and Financial Summary

(In millions of dollars except per share data)

                                                          Actual 1996



                   % Change
                                                                             %
CHG                  from
                                                          1st        2nd
FROM     6 Mos.       6 Mos.
                                                          Qtr.       Qtr.
Q295      1996 YTD   YTD 1995


 Earnings per share ( based on 49.4 million shares):
     Operating income                                     $0.64      $0.67

  22%    $1.31           24%
     Net realized gains and losses                        $0.13      $0.15

 -46%    $0.28          -33%
     Net income available to common shareholders          $0.77      $0.82

  -1%    $1.59            7%


                                                                             %
Change  % Change

from      from

12/95      6/95

 Selected Balance Sheet and In-Force Data:
     Amounts including FASB 115
         Total investments                               $9,305     $9,384

   0%        6%
         Total assets                                    10,718     10,841

   1%        7%
         Shareholders' equity                             1,354      1,346

  -9%        4%
         Book value per common share                     $25.81     $25.61

 -10%        4%

     Amounts excluding FASB 115
         Total investments                               $9,206     $9,353

   4%        8%
         Total assets                                    10,635     10,820

   4%        9%
         Shareholders' equity                             1,300      1,332

   4%       10%
         Book value per common share                     $24.71     $25.33

   5%       10%

     Long-term debt                                         175        175

   0%        0%
     Pfd. Stock                                              80         80

   0%        0%
     Life insurance in force                            185,160    191,608

   8%       20%


First Colony Corporation
Quarterly Sales and Financial Summary

(In millions of dollars except per share data)


                                                                Actual 1995




                                                          1st        2nd
3rd       4th
                                                          Qtr.       Qtr.
Qtr.      Qtr.         Year

 Earnings per share ( based on 49.4 million shares):
     Operating income                                     $0.51      $0.55
$0.61     $0.61 (a)    $2.28 (a)
     Net realized gains and losses                        $0.14      $0.28
$0.07     $0.28        $0.77
     Net income available to common shareholders          $0.65      $0.83
$0.68     $0.84        $3.00

 (a)  Excludes $0.05 per share guaranty fund provision.


 Selected Balance Sheet and In-Force Data:
     Amounts including FASB 115
         Total investments                               $8,322     $8,848
$9,033    $9,386       $9,386
         Total assets                                     9,529     10,085
10,318    10,721       10,721
         Shareholders' equity                             1,139      1,299
1,340     1,484        1,484
         Book value per common share                     $21.47     $24.69
$25.50    $28.44       $28.44

     Amounts excluding FASB 115
         Total investments                               $8,379     $8,694
$8,860    $9,017       $9,017
         Total assets                                     9,584      9,956
10,171    10,400       10,400
         Shareholders' equity                             1,175      1,215
1,245     1,276        1,276
         Book value per common share                     $22.19     $23.00
$23.57    $24.22       $24.22

     Long-term debt                                         175        175

 175       175          175
     Pfd. Stock                                              80         80

  80        80           80
     Life insurance in force                            152,758    160,243
166,881   176,919      176,919


                                              PER SHARE ANALYSIS

                                                        % Change from
                                         1Q96     2Q96      2Q95
1Q95     2Q95     3Q95     4Q95        1995


Operating Income                        $0.64    $0.67       22%
$0.51    $0.55    $0.61    $0.61 (a)   $2.28 (a)


Net Realized Investment Gains/Losses     0.13     0.15      -46%
0.14     0.28     0.07     0.28        0.77


Net Income                               0.77     0.82       -1%
0.65     0.83     0.68     0.84        3.00

Book Value per
Common Share:      Including FASB 115   25.81    25.61        4%
21.47    24.69    25.50    28.44       28.44
                   Excluding FASB 115   24.71    25.33       10%
22.19    23.00    23.57    24.22       24.22

Shares used in
computations (000)                     49,372   49,429
49,354   49,361   49,414   49,388      49,377


(a)  Excludes $0.05 per share guaranty fund provision.



                                              SEGMENT SUMMARY

                                                        % Change from
                                         1Q96     2Q96      2Q95
1Q95     2Q95     3Q95     4Q95        1995


Revenues  (millions)
Excluding Realized Investment Gains
and Losses:
        Annual Life Insurance       $   143.0    150.4       16%
126.5    129.9    135.1    143.3       534.8
        SPIA                            201.5    196.7       -8%
185.2    214.7    212.7    229.6       842.2
        Accumulation Products            56.9     56.8        1%
53.4     56.1     56.7     56.3       222.5
        TOTAL                       $   401.4    403.9        1%
365.1    400.7    404.5    429.2     1,599.5


Operating Earnings  (millions)
Excluding Realized Investment Gains
and Losses:
        Annual Life Insurance       $    23.9     28.6       26%
19.1     22.7     25.9     22.7 (a)    90.4 (a)
        SPIA                             14.1     10.2       -1%
11.0     10.3     11.0     12.6 (a)    44.9 (a)
        Accumulation Products            12.2     13.9       32%
9.5     10.5     10.5     12.7 (a)    43.2 (a)
        TOTAL                       $    50.2     52.7       21%
39.6     43.5     47.4     48.0 (a)   178.5 (a)


Assets  (including FASB 115)
        Annual Life Insurance       $ 2,224.9  2,301.3       17%
1,887.6  1,963.6  2,018.5  2,129.3     2,129.3
        SPIA                          5,806.3  5,856.8        9%
5,071.7  5,368.2  5,538.5  5,822.8     5,822.8
        Accumulation Products         2,686.8  2,683.0       -3%
2,569.3  2,753.2  2,760.6  2,768.5     2,768.5
                                    $10,718.0 10,841.1        7%
9,528.6 10,085.0 10,317.6 10,720.6    10,720.6


Assets  (excluding FASB 115)
        Annual Life Insurance       $ 2,227.5  2,277.1       16%
1,899.4  1,956.0  2,007.7  2,107.4     2,107.4
        SPIA                          5,761.4  5,882.4       11%
5,112.9  5,305.9  5,460.7  5,631.8     5,631.8
        Accumulation Products         2,645.7  2,660.1       -1%
2,571.3  2,694.5  2,702.2  2,661.0     2,661.0
                                    $10,634.6 10,819.6        9%
9,583.6  9,956.4 10,170.6 10,400.2    10,400.2

(a) Excluding $4.0 pretax ($2.6 after-tax), or $0.05 per share guaranty fund provision.


                                              OPERATING SEGMENT DATA
                                               ANNUAL LIFE INSURANCE

Dollars in millions.                                   % Change from
                                         1Q96     2Q96     2Q95
1Q95     2Q95     3Q95     4Q95        1995


Ordinary Life Insurance Sales:
        Volume                     $ 12,126.0 10,632.1        2%
10,679.0 10,401.5  9,844.8 10,367.7    41,293.0
        Premium                    $     35.8     32.3        0%
33.7     32.4     31.4     31.3       128.8
        # Policies                     43,889   37,740       -9%
40,010   41,307   38,595   39,623     159,535
Life Insurance in Force
by Face Amount                     $  185,160  191,608       20%
152,758  160,243  166,881  176,919     176,919

Revenues:
        Operating                  $    143.0    150.4       16%
126.5    129.9    135.1    143.3       534.8
        Realized Investment Gains
         and Losses (net)          $      0.2      2.6      -72%
5.7      9.4      1.3      0.6        17.0

Income Before Income Taxes:
        Operating                  $     23.9     28.6       26%
19.1     22.7     25.9     22.7 (a)    90.4 (a)
        Realized Investment Gains
         and Losses (net)          $      0.2      2.6      -72%
5.7      9.4      1.3      0.6        17.0
        DAC Amortization           $      0.0      0.2      -33%
0.0      0.3     (0.2)     0.0         0.1

Assets  (including FASB 115)       $  2,224.9  2,301.3       17%
1,887.6  1,963.6  2,018.5  2,129.3     2,129.3
        (excluding FASB 115)       $  2,227.5  2,277.1       16%
1,899.4  1,956.0  2,007.7  2,107.4     2,107.4

(a) Excluding $1.1 pretax ($0.7 after-tax), or $0.01 per share guaranty fund provision.


                                                       OPERATING SEGMENT DATA
                                                 SINGLE PREMIUM IMMEDIATE
ANNUITIES

Dollars in millions.

                                                        % Change from
                                         1Q96     2Q96      2Q95
1Q95     2Q95     3Q95     4Q95        1995


Premium Sales:                     $    143.8    155.8      -12%
135.1    177.3    168.6    186.6       667.6

# Contracts Sold:                       1,356    1,643      -10%
1,674    1,824    1,708    1,813       7,019

Revenues:
        Operating                  $    201.5    196.7       -8%
185.2    214.7    212.7    229.6       842.2
        Realized Investment Gains
         and Losses (net)          $     12.5      9.3       -6%
4.4      9.9      5.2     19.4        38.9

Income Before Income Taxes:


        Operating                  $     14.1     10.2       -1%
11.0     10.3     11.0     12.6 (a)    44.9 (a)
        Realized Investment Gains
         and Losses (net)          $     12.5      9.3       -6%
4.4      9.9      5.2     19.4        38.9
        DAC  Amortization          $      0.0      0.0        0%
0.0      0.0      0.0      0.0         0.0

Assets  (including FASB 115)       $  5,806.3  5,856.8        9%
5,071.7  5,368.2  5,538.5  5,822.8     5,822.8
        (excluding FASB 115)       $  5,761.4  5,882.4       11%
5,112.9  5,305.9  5,460.7  5,631.8     5,631.8

(a) Excluding $2.3 pretax ($1.5 after-tax), or $0.03 per share guaranty fund provision.


                                              OPERATING SEGMENT DATA
                                              ACCUMULATION PRODUCTS*
Dollars in millions.
                                                        % Change from
                                         1Q96     2Q96      2Q95
1Q95     2Q95     3Q95     4Q95        1995


Premium Sales:                     $     12.0     39.2      -69%
66.0    125.9     28.5     11.2       231.6

# Contracts Sold:                         296      762      -58%
1,442    1,794    1,005      245       4,486

Revenues:
        Operating                  $     56.9     56.8        1%
53.4     56.1     56.7     56.3       222.5
        Realized Investment Gains
         and Losses (net)          $     (2.4)    (0.9)    -156%
1.4      1.6     (1.9)     1.9         3.0

Income Before Income Taxes:


        Operating                  $     12.2     13.9       32%
9.5     10.5     10.5     12.7 (a)    43.2 (a)
        Realized Investment Gains


         and Losses (net)          $     (2.4)    (0.9)    -156%
1.4      1.6     (1.9)     1.9         3.0
        DAC Amortization           $     (0.3)     0.6
(0.3)    (0.1)     0.9     (0.3)        0.2

Assets  (including FASB 115)       $  2,686.8  2,683.0       -3%
2,569.3  2,753.2  2,760.6  2,768.5     2,768.5
        (excluding FASB 115)       $  2,645.7  2,660.1       -1%
2,571.3  2,694.5  2,702.2  2,661.0     2,661.0


* Accumulation Products include Single Premium Deferred Annuities and Single Premium Whole Life Insurance.

(a) Excluding $0.6 pretax ($0.4 after-tax), or $0.01 per share guaranty fund provision.


                                                          SEGMENT ANALYSIS

Reserves   (billions)


   At June 30, 1995                                             At June 30,
1996
   Total Reserves $8.1                                          Total Reserves
$8.8
                                      % of

                        % of
Segment                   Reserves    Total                        Segment

            Reserves    Total


Life                          $1.3    16.0%                        Life

                $1.4    15.9%

Accumulation Products         $2.5    30.9%
Accumulation Products        $2.5    28.4%

Immediate Annuities           $4.3    53.1%                        Individual
Annuities         $4.9    55.7%


Operating Earnings

   Six Months YTD                                 Six Months YTD
   At June 30, 1995                               At June 30, 1996

                             % of                                          %
of
Segment                      Total            Segment
Total

Life                         50.3%            Life
51.0%

Accumulation Products        24.1%            Accumulation Products
25.4%

Immediate Annuities          25.6%            Immediate Annuities
23.6%

              FIRST COLONY CORPORATION AND SUBSIDIARIES
                CONDENSED CONSOLIDATED BALANCE SHEETS
                           (In Thousands)
                          (1996 Unaudited)

                                                    June 30        December 31
                                                      1996             1995
Investments:
  Fixed maturities held to maturity, at
   amortized cost:
    Bonds (Fair value: 1996, $4,223,121;
    1995, $4,660,947)                              $ 4,032,551     $ 4,070,476


  Fixed maturities available for sale,
   at fair value:
    Bonds (Amortized cost: 1996, $4,678,704;
     1995, $4,242,361)                               4,709,322       4,602,319

    Preferred stock, redeemable (Amortized
     cost: 1996, $73,698; 1995, $77,465)                81,748          96,479

  Equity securities, at market value
    Preferred stock, nonredeemable (cost: 1996,
     $230,933; 1995, $274,328)                         256,721         321,118
    Common stock (cost: 1996, $29,594;
     1995, $28,476)                                     37,125          32,935

  Other invested assets                                267,002         262,651

      Total investments                              9,384,469       9,385,978

Cash and cash equivalents                               42,456          46,125
Accrued investment income                              165,478         161,689
Deferred policy acquisition costs                      977,361         874,586
Reinsurance receivable                                 126,106         115,344
Other assets and goodwill                              145,213         136,887
      Total assets                                 $10,841,083     $10,720,609


      LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
  Policy liabilities and policyholder funds          8,989,095       8,639,242
  Other liabilities                                    117,233          93,881
  Long-term debt                                       174,852         174,843
  Deferred income taxes                                214,010         328,238

      Total liabilities                              9,495,190       9,236,204

Shareholders' equity:
  Preferred stock                                       80,000          80,000
  Common stock                                         312,917         312,888
  Net unrealized appreciation
     of fixed maturities                                13,937         208,288
  Net unrealized appreciation
    of equity securities                                22,989          34,644
  Retained earnings unappropriated                     916,050         848,585
      Total shareholders' equity                     1,345,893       1,484,405


      Total liabilities and shareholders' equity   $10,841,083     $10,720,609

                  FIRST COLONY CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF INCOME
                   (In Thousands Except Per Share Amounts)
                                 (Unaudited)


                                            Three months ended         Six
months ended
                                                  June 30
June 30
                                              1996        1995          1996

    1995


Revenues:

  Life insurance premiums               $    96,862   $    84,978   $ 188,968

$  163,988
  Life contingent annuity premiums           78,879       106,069     164,239

   186,791
      Total premiums                        175,741       191,047     353,207

   350,779
  Net investment income                     198,925       184,055     395,156

   363,522
  Mortality, surrender &
    administrative charges                   29,172        25,619      56,897

    51,484
  Realized gains on investments              11,008        20,909      21,309

    32,377
      Total revenues                        414,846       421,630     826,569

   798,162

Benefits:
  Life and annuity benefits paid            131,353       123,003     264,841

   240,356
  Increase in reserves                      175,098       196,269     349,756

   366,433
      Total benefits                        306,451       319,272     614,597

   606,789
Expenses:
  Commissions                                 8,648         9,103      16,625

    17,852
  General and administrative and
    other expenses                           17,942        16,492      35,382

    32,281
  Amortization of intangible assets          14,248         9,128      29,140

    19,823
  Debt service cost                           3,052         3,024       6,121

     6,049
      Total expenses                         43,890        37,747      87,268

    76,005
      Total benefits and expenses           350,341       357,019     701,865

   682,794

Income before income taxes                   64,505        64,611     124,704

   115,368
Income taxes                                 22,800        22,850      44,076

    40,672
Net income                                   41,705        41,761      80,628

    74,696

Dividends on preferred stock                    935           997       1,823

     1,746
Earnings available for common
shareholders                            $    40,770    $   40,764   $  78,805

$   72,950

Net income per share of common
  stock                                 $      0.82    $     0.83   $    1.59

$     1.48

Cash dividends paid per share of
  common stock                          $     0.115    $    0.100   $   0.230

$    0.200
Shares used to compute net income
  per share of common stock                  49,429        49,361      49,429

    49,361



                FIRST COLONY CORPORATION AND SUBSIDIARIES
             CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
                             (In Thousands)
                               (Unaudited)


                                                 Six Months Ended
                                                      June 30
                                              1996                  1995

                                        Shares    Amounts     Shares
Amounts

Preferred Stock, no par value
  (authorized 15,000 shares
   issued and outstanding 3,200)
  Beginning and ending balance           3,200  $  80,000     3,200   $
80,000

Common Stock, no par value
  (authorized 150,000 shares issued
   and outstanding 49,303 in 1996
   and 49,302 in 1995)
  Beginning balance                     49,302  $ 312,888    49,301   $
312,879
  Exercise of stock options                  1         29         1
9
  Ending balance                        49,303    312,917    49,302
312,888

Net unrealized appreciation
(depreciation) of fixed maturities:
  Beginning balance                               208,288
(114,937)
  Net change in unrealized gains
    (losses) net of (i) deferred
    taxes (benefit) of ($104,650) in 1996
    and $106,924 in 1995; (ii) deferred
    policy acquisition costs of
    ($38,800) in 1996 and $52,500 in
    1995.                                        (194,351)
198,575
  Ending balance, net of (i)
    deferred taxes (benefit) of $7,505 in
    1996 and $45,035 in 1995; (ii)
    deferred policy acquisition
    costs of $10,000 in 1996 and
    $25,500 in 1995.                               13,937
83,638

Net unrealized appreciation of
equity securities:
  Beginning balance                                34,644
16,293
  Net change in unrealized gains
    (losses) net of deferred taxes (benefit)
    of ($6,275) in 1996 and $12,085
    in 1995.                                      (11,655)
22,443
  Ending balance, net of deferred
    taxes of $10,330 in 1996 and
    $18,809 in 1995.                               22,989
38,736

Retained earnings:
  Beginning balance                               848,585
720,307
  Net income                                       80,628
74,696
  Cash dividends to shareholders:
    Preferred stock                                (1,823)
(1,746)
    Common stock                                  (11,340)
(9,860)
Ending balance                                    916,050
783,397

Total shareholders' equity                     $1,345,893
$1,298,659

                  FIRST COLONY CORPORATION AND SUBSIDIARIES
               CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                              (In Thousands)
                               (Unaudited)

                                                          Six Months Ended
                                                              June 30
                                                          1996        1995


Cash and cash equivalents at beginning of period     $    46,125   $  54,817

Cash flows from operating activities:
  Net income                                              80,628      74,696
  Adjustments to reconcile net income to cash
      provided from operating activities:
    Increase in policy liabilities
       and accruals                                      193,853     263,517
    Depreciation, depletion and amortization              31,997      22,546


    Federal income taxes                                  (6,224)     23,316
    Accrual of discounts on fixed maturities             (52,833)    (49,389)
    Deferred policy acquisition costs                    (92,121)   (101,418)
    Realized gains on investments                        (21,309)    (32,377)
    Other                                                 (3,188)    (15,802)
         Net cash provided from
         operating activities                            130,803     185,089

Cash flows used in investing activities
  Fixed maturities available-for-sale:
    Purchases                                           (674,849)   (606,635)
    Sales                                                105,909     224,507
    Maturities, calls and redemptions                    155,462      60,244


  Fixed maturities held-to-maturity:
    Purchases                                            (72,034)   (297,815)
    Maturities, calls and redemptions                    152,958      56,704


  Purchase of other investments                           (3,325)    (31,558)
  Sale or maturity of other investments                   54,783      72,971
  Other                                                   (9,640)    (24,443)
      Net cash used by
        investing activities                            (290,736)   (546,025)

Cash flows from financing activities:
  Investment contracts                                   104,147     245,597
  Universal life contracts                                42,505      83,003
  Dividend to shareholders                                (7,488)    (11,653)
  Other                                                   17,100           9


      Net cash provided from
        financing activities                             156,264     316,956

Decrease in cash and cash equivalents                     (3,669)    (43,980)

Cash and cash equivalents at end of period            $   42,456   $  10,837

                                         INVESTMENT SUMMARY

        Bond and Note Portfolio
        Quality Ratings by Par Value

        At June 30, 1996                            At December 31, 1995



        Quality              % of                  Quality               % of
         Rating            Portfolio                Rating
Portfolio

           Aaa                 23%                     Aaa                 26%
           Aa                   9%                     Aa                   7%
           A                   37%                     A                   37%
           Baa                 29%                     Baa                 28%
   below   Baa                  2%              below  Baa                  2%




        Bond Portfolio Composition
        by Par Value


                   At June 30, 1996                         At December 31,
1995


                              % of                                       % of
               Type         Portfolio                     Type
Portfolio


          Public Bonds          58%                     Public Bonds
56%
          Private Placements    26%                     Private Placements
27%
          CMOs                  16%                     CMOs
17%

                                     INVESTMENT SUMMARY


Book Value of Securities Called/Prepaid
($ millions)

              Bonds                                        CMO's

  Period                Book Value              Period                Book
Value

   1Q94                  $  107                  1Q94                  $  185

   2Q94                  $   64                  2Q94                  $   58

   3Q94                  $   25                  3Q94                  $   23

   4Q94                  $   12                  4Q94                  $   24

   1Q95                  $   19                  1Q95                  $   10

   2Q95                  $   35                  2Q95                  $   22

   3Q95                  $   30                  3Q95                  $   23

   4Q95                  $   99                  4Q95                  $   27

   1Q96                  $   61                  1Q96                  $   50

   2Q96                  $   84                  2Q96                  $   67



Bonds Currently Callable in 1996

Book Value:


                    -    $767 million - Total

                    -    $396 million - With Coupons in Excess of 8.00%

                    -    $168 million - With Coupons in Excess of 9.00%



Portfolio at June 30, 1996

($ millions)

                                             Carrying           % of
                                              Value             Total

                   Bonds                      $8,741.9           92.7
                   Preferred Stock               338.5            3.6
                   Common Stock                   37.1            0.4
                   Mortgage Loans                  0.2            0.0
                   Real Estate                     4.5            0.0
                   Policy Loans                  216.9            2.3
                   Other                          33.5            0.4
                   Cash and Short Term            54.3            0.6
                                              $9,426.9          100.0

                        INVESTMENT SUMMARY


               QUARTERLY PRE-TAX REALIZED GAINS/LOSSES





                                    Gains/Losses
                        Period      (in millions)


                         1Q94        $  24.3

                         2Q94        $   1.7

                         3Q94        $  (3.1)

                         4Q94        $ (35.0)

                         1Q95        $  11.5

                         2Q95        $  20.9

                         3Q95        $   4.6

                         4Q95        $  21.9

                         1Q96        $  10.3

                         2Q96        $  11.0





                                PORTFOLIO YIELD
                              (excluding FASB 115)


                         Period        Yield

                           88           11.3%

                           89           11.2%

                           90           10.7%

                           91           10.4%

                           92           10.3%

                           93            9.8%

                           94            8.9%

                           95            8.9%

                         1Q96            8.8%

                         2Q96            8.8%

INVESTMENT SUMMARY
Bond Portfolio Par Value by Coupon
6/30/96   (000,000)

                             Total    CMO/Mtg                       Cum
          Public   Private   Bonds     Backed    Total      %        %

 > 11%  $     35 $    297 $     332 $       1 $    333      3.4 %    3.4 %
   10%        82      257       339        21      360      3.7 %    7.1 %
    9%       417      757     1,174       188    1,362     13.9 %   21.0 %
    8%     1,258      455     1,713       399    2,112     21.5 %   42.5 %
    7%     2,274      363     2,637       625    3,262     33.2 %   75.7 %
  < 6%       650      241       891       342    1,233     12.5 %   88.2 %
    0%       949      215     1,164         0    1,164     11.8 %  100.0 %
        $  5,665 $  2,585 $   8,250 $   1,576 $  9,826    100.0 %

Bond Portfolio Par Value by Coupon
12/31/95
                             Total    CMO/Mtg                       Cum
          Public   Private   Bonds     Backed    Total      %        %

 > 11%  $     35 $    292 $     327 $       1 $    328      3.5 %    3.5 %
   10%        88      291       379        33      412      4.4 %    7.9 %
    9%       493      765     1,258       215    1,473     15.6 %   23.5 %
    8%     1,276      424     1,700       467    2,167     23.0 %   46.5 %
    7%     1,917      339     2,256       607    2,863     30.3 %   76.8 %
  < 6%       548      203       751       280    1,031     10.9 %   87.7 %
    0%       953      214     1,167         0    1,167     12.3 %  100.0 %
        $  5,310 $  2,528 $   7,838 $   1,603 $  9,441    100.0 %

CMO Portfolio by Underlying Collateral Rate
6/30/96

                              Book      Par

                   < 7.5% $   284.3 $   308.6
                   7.5 - 8.5  441.5     463.0
                   8.5 - 9.5  441.5     456.1
                   > 9.5%     308.3     320.5
                          $ 1,475.6 $ 1,548.2

CMO Portfolio by Underlying Collateral Rate
12/31/95

                              Book      Par

                   < 7.5% $   246.3 $   266.4
                   7.5 - 8.5  457.2     478.0
                   8.5 - 9.5  467.6     484.6
                   > 9.5%     334.7     348.2
                          $ 1,505.8 $ 1,577.2

                                     ANALYST COVERAGE


        A. G. Edwards                                  Jeffrey Hopson

        Conning & Company                              Paul Goulekas

        CS First Boston                                Vanessa Wilson

        Davenport & Company                            David West

        Fox-Pitt, Kelton                               Ronald McIntosh

        Lehman Brothers                                Edward Spehar

        Merrill Lynch                                  Margaret Alexandre

        Morgan Stanley                                 Michael Blumstein

        Oppenheimer & Company                          Eric Berg

        Robinson-Humphrey                              Thomas Rosencrants

        Sanford Bernstein                              Sallie Krawcheck

        Schroder Wertheim                              Andrew Kligerman

        Scott & Stringfellow                           Neal Kaplan

                                     COMMON STOCK DATA

                             1Q96    2Q96              1Q95     2Q95     3Q95

  4Q95

High                         26 1/4  32                23       24 7/8   27
3/4   28 7/8
Low                          23 5/8  23 3/4            20 3/4   21       23
5/8   24
Closing                      23 7/8  31                22 5/8   24       27
1/8   25 3/8
Avg. Daily Volume            74,935  155,254           64,862   100,379
56,349   72,498
Dividends per share          .115    .115              .10      .10      .10

  .10
Shares Outstanding (millions)49.4    49.4              49.3     49.4     49.4

  49.4


                             FINANCIAL STRENGTH RATINGS

                             A. M. Best       A++
                             Duff & Phelps    AA+
                             Moody's          Aa3
                             S&P              AA-











